EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Nicholas Galeone, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the UBS Commercial Mortgage Trust 2017-C5 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as Primary Servicer, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator on and after November 1, 2021, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the IGT Reno Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the IGT Reno Mortgage Loan, Wilmington Trust, National Association, as Trustee for the IGT Reno Mortgage Loan, Citibank, N.A., as Custodian for the IGT Reno Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the IGT Reno Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the IGT Reno Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the AHIP Northeast Portfolio III  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the AHIP Northeast Portfolio III  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the AHIP Northeast Portfolio III  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the AHIP Northeast Portfolio III  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the AHIP Northeast Portfolio III  Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the AHIP Northeast Portfolio III Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the 237 Park Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Special Servicer for the 237 Park Avenue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 237 Park Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 237 Park Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 237 Park Avenue Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 237 Park Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 237 Park Avenue Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the DoubleTree Berkeley Marina Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the DoubleTree Berkeley Marina Mortgage Loan, Wilmington Trust, National Association, as Trustee for the DoubleTree Berkeley Marina Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the DoubleTree Berkeley Marina Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the DoubleTree Berkeley Marina Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the DoubleTree Berkeley Marina Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the DoubleTree Berkeley Marina Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for The District Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for The District Mortgage Loan, Wilmington Trust, National Association, as Trustee for The District Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for The District Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for The District Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for The District Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for The District Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the Burbank Office Portfolio Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Burbank Office Portfolio Mortgage Loan prior to April 9, 2021, Situs Holdings, LLC, as Special Servicer for the Burbank Office Portfolio Mortgage Loan on and after April 9, 2021, Wilmington Trust, National Association, as Trustee for the Burbank Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Burbank Office Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Burbank Office Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Burbank Office Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Burbank Office Portfolio Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the Griffin Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Griffin Portfolio Mortgage Loan prior to July 2, 2021, LNR Partners, LLC, as Special Servicer for the Griffin Portfolio Mortgage Loan on and after July 2, 2021, Wilmington Trust, National Association, as Trustee for the Griffin Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Griffin Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Griffin Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Griffin Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Griffin Portfolio Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Marriott Grand Cayman Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Marriott Grand Cayman Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Marriott Grand Cayman Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Marriott Grand Cayman Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Marriott Grand Cayman Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Marriott Grand Cayman Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Hyatt Regency Princeton Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Hyatt Regency Princeton Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Hyatt Regency Princeton Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Hyatt Regency Princeton Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Hyatt Regency Princeton Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Hyatt Regency Princeton Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Bass Pro & Cabela’s Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Bass Pro & Cabela’s Portfolio Mortgage Loan on and after November 1, 2021, KeyBank National Association, as Primary Servicer for the Yorkshire & Lexington Towers Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Yorkshire & Lexington Towers Mortgage Loan prior to April 26, 2021, Torchlight Loan Services, LLC, as Special Servicer for the Yorkshire & Lexington Towers Mortgage Loan on and after April 26, 2021, Wells Fargo Bank, National Association, as Trustee for the Yorkshire & Lexington Towers Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Yorkshire & Lexington Towers Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Yorkshire & Lexington Towers Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Yorkshire & Lexington Towers Mortgage Loan on and after November 1, 2021, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the At Home Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the At Home Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the At Home Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the At Home Portfolio Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the Cabela’s Industrial Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Cabela’s Industrial Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Cabela’s Industrial Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Cabela’s Industrial Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Cabela’s Industrial Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Cabela’s Industrial Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Cabela’s Industrial Portfolio Mortgage Loan on and after November 1, 2021, KeyBank National Association, as Primary Servicer for the Totowa Commerce Center Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Totowa Commerce Center Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Totowa Commerce Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Totowa Commerce Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Totowa Commerce Center Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Totowa Commerce Center Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the Murrieta Plaza Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Murrieta Plaza Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Murrieta Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Murrieta Plaza Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Murrieta Plaza Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Murrieta Plaza Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Murrieta Plaza Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the National Office Portfolio Mortgage Loan, KeyBank National Association, as Special Servicer for the National Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the National Office Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the National Office Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the National Office Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the National Office Portfolio Mortgage Loan on and after November 1, 2021, Wells Fargo Bank, National Association, as Primary Servicer for the Centre 425 Bellevue Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Centre 425 Bellevue Mortgage Loan prior to May 27, 2021, Situs Holdings, LLC as Special Servicer for the Centre 425 Bellevue Mortgage Loan on and after May 27, 2021, Wilmington Trust, National Association, as Trustee for the Centre 425 Bellevue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Centre 425 Bellevue Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Centre 425 Bellevue Mortgage Loan, and Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Centre 425 Bellevue Mortgage Loan on and after November 1, 2021.

Dated: March 10, 2022

/s/ Nicholas Galeone

Nicholas Galeone

President

(senior officer in charge of securitization of the depositor)